Prospectus Supplement
John Hancock Funds II
International Small Company Fund (the fund)
Supplement dated April 16, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective April 28, 2025, Brendan J. McAndrews will be added as a portfolio manager of the fund. Jed S. Fogdall and Joel P. Schneider continue to serve as portfolio managers of the fund, and together with Brendan J. McAndrews, are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, the following is added to the fund’s portfolio manager information under the heading “Portfolio management”:
Brendan J. McAndrews
Senior Portfolio Manager and Vice President
Managed the fund since 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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